____________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 17, 2005
                                        -----------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
         --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

  ____________________________________________________________________________

ITEM 5.01 OTHER EVENTS

The company announced that is had released corporate videos on its Japanese operations, including Rex Tokyo and Fan Club Entertainment. The videos can be viewed at www.iaglobalinc.com under the investor section.

The company's CEO, Alan Margerison, said, "we are pleased to make these videos available to current and potential investors. This will allow investors to understand our unique Japanese operations and the Japanese gaming market."


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired- None.

          (b) Pro Forma financial information- None.

          (c) Exhibits:

          EXHIBIT NO.                   DESCRIPTION
          -----------                   -----------

              99.1 Press release dated February 17, 2005 relating to the release of corporate videos on IA Global's Japanese operations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 17, 2005               IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer



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